Penn Series Funds, Inc.

Supplement dated September 29, 2008 to the Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

The Board of Directors of the Penn Series Funds, Inc. (the “Company”) has approved a Sub-Advisory Agreement between Van Kampen Asset Management (“Van Kampen”) and Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate of Van Kampen, whereby MSIM Company provides investment management services to Van Kampen in connection with the Penn Series Emerging Markets Equity Fund’s operations.

The information included under the heading Van Kampen Asset Management in the sub-section Sub-Advisers beginning on page 100 of the prospectus is hereby deleted and replaced by the following:

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) is sub-adviser to the Emerging Markets Equity Fund.  As sub-adviser, Van Kampen provides day-to-day portfolio services to the Fund.  Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund.  Van Kampen, together with its affiliated asset management companies, has more than $589.5 billion in assets under management or supervision as of December 31, 2007.  Van Kampen Investments and MSIM Company are each indirect wholly-owned subsidiaries of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.  Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within Van Kampen’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, James Cheng, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita.  The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of Van Kampen.  Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction.  Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions.  Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector.  Mr. Sharma has been with Van Kampen in an investment management capacity since October 1996.

Paul Psaila, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since 1994.  Eric Carlson, an Executive Director of Van Kampen, has been associated with MSIM Company in an investment management capacity since September 1997.  William Scott Piper, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since December 2002.  James Cheng, a Managing Director of MSIM Company, has been an investment management professional with MSIM Company since August 2006.  Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Penn Series Funds, Inc.

Supplement dated September 25, 2008 to the Statement of Additional Information (SAI) dated May 1, 2008

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

1.                                     Name Changes of Growth Stock Fund and Strategic Value Fund

The Board of Directors of the Penn Series Funds, Inc. (the “Company”) has approved the following name changes for two of the Company’s portfolios:

•                 the Growth Stock Fund has been renamed the Large Growth Stock Fund; and

•                 the Strategic Value Fund has been renamed the Mid Core Value Fund.

2.                                     Change in Investment Objectives

The information with respect to the Large Cap Growth, Large Cap Value and Index 500 Funds in the INVESTMENT OBJECTIVES section on page 4 of the SAI is hereby deleted and replaced with the following:

Portfolio	New Investment Objective

Large Cap Growth Fund	Long-term capital appreciation

Large Cap Value Fund	Long-term growth of capital

Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index

3.                                     Investment Policy Changes with Respect to the Large Cap Value Fund

The information in the sub-section entitled Large Cap Value Fund in the section entitled INVESTMENT POLICIES on page 11 of the SAI is hereby deleted and replaced with the following:

The Fund’s assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued.  The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives.  The Fund may invest an unlimited amount in foreign securities.  Generally, the Fund will not invest more than 25% of its assets in foreign securities.  The Fund’s holdings are generally listed on a national securities exchange.  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

4.                                      Investment Policy Changes with Respect to the Large Cap Growth Fund

The information in the sub-section entitled Large Cap Growth Fund in the section entitled INVESTMENT POLICIES on page 11 of the SAI is hereby deleted and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations.  The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy.  The sub-adviser seeks to add value primarily through stock selection and pursues a bottom-up strategy that blends fundamental, quantitative, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations.  In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage.  The sub-adviser’s investment philosophy and process lead it to create equity portfolios that are typically fully invested and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark; in this case, the S&P 500 Index. The sub-adviser believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, the sub-adviser seeks to ensure that its portfolios are positioned to benefit from rapid changes in market sentiment.

The Fund may invest up to 25% of its total assets in foreign securities.  In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies.  The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

5.                                      Changes with Respect to Investments in Foreign Equity Securities

The information in the Investments in Foreign Equity Securities sub-section of the section entitled SECURITIES AND INVESTMENT TECHNIQUES on page 28 of the SAI is hereby deleted and replaced with the following:

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries.  Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows:  Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 25%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and REIT – 25%.  The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments.  Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries.  The Developed International Index Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.  The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities primarily from Europe, Australia, Asia and the Far East.  The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  The sub-advisers for the Small Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value and the Mid Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization.  The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets.  Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets.  This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities.  Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

6.                                      Changes with Respect to Investments in Foreign Debt Securities

The information in the Foreign Debt Securities sub-section of the section entitled SECURITIES AND INVESTMENT TECHNIQUES on page 24 of the SAI is hereby deleted and replaced with the following:

Foreign Debt Securities.  The Funds may invest in foreign debt securities.  Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars).  The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States.  The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser.  Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets.  The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.  The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

7.                                      Information Regarding Fees Paid to the New Sub-Advisers

The following information is hereby added to the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION beginning on page 53 of the SAI:

Oppenheimer Capital LLC. Oppenheimer Capital LLC (“Oppenheimer Capital”) serves as sub-adviser to the Small Cap Growth Fund.  As sub-adviser, Oppenheimer Capital provides day-to-day portfolio management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Oppenheimer Capital, on a monthly basis, based on the average daily net assts of the Fund, a sub-advisory fee at an annual rate of 0.50% of the first $50,000,000 of average daily net assets; 0.45% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) serves as sub-adviser to the Large Cap Value Fund.  As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Oppenheimer, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.35%.

The information regarding Turner Investment Partners, Inc. in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION on page 54 of the SAI is hereby deleted and replaced with the following:

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund and provides day-to-day investment management services to the Funds.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds.  For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%.  For providing sub-advisory services to the Large Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.40% of the first $100,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $100,000,000.

The information regarding SSgA Funds Management, Inc. in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION on page 56 of the SAI is hereby deleted and replaced with the following:

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and provides day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Funds.  For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund.  The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000.  The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000.  The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

8.                                      Information Regarding Portfolio Managers of the New Sub-Advisers

The following information is hereby added to the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 57 of the SAI:

Oppenheimer Capital LLC (“Oppenheimer Capital”):  Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation.  Oppenheimer Capital compensates the Fund’s portfolio manager.

Compensation Structure of Portfolio Managers

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, the portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package.  Key investment professionals are also eligible to participate in the Firm’s long-term incentive program.  Total cash compensation, as described below, is set for the portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

The portfolio manager’s compensation may consist of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans.  The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors.  The second plan is a deferred retention award for key investment professionals.  The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund as of March 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of March 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael Corelli	2	$367,852,253	0	$0	2	$4,876,039

Conflicts of Interests.   The potential for conflicts of interests exists when a portfolio manager is responsible for managing other accounts that have similar investment objectives and strategies as the Fund.  Potential conflicts include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts.  This may create a potential conflict of interest for Oppenheimer Capital or its portfolio manager by providing an incentive to favor these types of accounts when for example, placing securities transactions.  Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies.  Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies.  The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability.  Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale.  Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions.  Such policies may preclude the Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objectives are to meet their fiduciary obligation with respect to all clients.  Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts.  Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics.  Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

OppenheimerFunds, Inc. (“Oppenheimer”):  Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation.  Oppenheimer compensates the Fund’s portfolio manager.  Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper – Large Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the Fund, described above.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund as of April 30, 2008.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of April 30, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher Leavy	15	$15,573	4	$909	3	$5

Conflicts of Interests.  As of April 30, 2008, and as indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the Fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser’s compliance procedures and Code of Ethics recognize the portfolio manager’s fiduciary obligations to treat all of his clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund’s portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

The information regarding Turner Investment Partners, Inc. in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 66 of the SAI is hereby deleted and replaced with the following:

Turner Investment Partners, Inc.:  Investment Sub-Adviser to the Mid Cap Growth Fund and Large Cap Growth Fund (collectively, the “Funds”).

Compensation.  Turner compensates each Fund’s portfolio managers.  Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.  Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds as of March 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of March 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mid Cap Growth Fund
Christopher McHugh	14	$4.3 billion	28	$556 million	24	$2.2 billion
	3*	$1.1 billion*	2*	$4 million*	2*	$139 million*

Jason Schrotberger	15	$3.6 billion	27	$499 million	55	$2.9 billion
	1*	$56 million*	2*	$4 million*	5*	$457 million*

Tara Hedlund	10	$3.2 billion	21	$434 million	14	$805 million
	1*	$56 million*	2*	$4 million*	1*	$111 million*

Large Cap Growth Fund
Robert E. Turner	19	$3.0 billion	37	$1.4 billion	104	$10.8 billion
	2*	$1 billion*	None	$0	5*	$996 million*

Mark Turner	17	$2.9 billion	32	$1.3 billion	99	$9.4 billion
	1*	$982 million*	None	$0	5*	$996 million*

Robb J. Parlanti	15	$2 billion	29	$1.3 billion	91	$9.3 billion
	None	$0	None	$0	3*	$963 million*

Halie O’Shea	8	$973 million	15	$925 million	67	$6.9 billion
	None	$0	None	$0	3*	$963 million*

*                 These accounts are subject to performance-based advisory fees.

Conflicts of Interests.  As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

The information regarding SSgA Funds Management, Inc. in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 71 of the SAI is hereby deleted and replaced with the following:

SSgA Funds Management, Inc.  Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation.  The compensation of SSgA FM’s investment professionals is based on a number of factors.  The first factor considered is external market.  Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles.  This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity).  The second factor taken into consideration is the size of the pool available for this compensation.  SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisors (“SSgA”) and SSgA FM.  The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds as of March 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Structured Products Team as of March 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Small Cap Index, Developed International Index and Index 500 Funds
Lynn Blake*	63	$34.7 billion	286	$342.2 billion	238	$227.1 billion
John Tucker*	63	$34.7 billion	286	$342.2 billion	238	$227.1 billion

*Please note that passive equity assets are managed on a team basis.  This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds.  Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities.  Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts.  His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.  SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.  The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

9.                                      Information with Respect to Replaced Sub-Advisers

The information regarding ABN AMRO Asset Management, Inc. and Bjurman, Barry & Associates in the sub-sections entitled Investment Advisory Services and Portfolio Mangers in the section entitled GENERAL INFORMATION of the SAI is hereby deleted.

The information regarding Lord, Abbett & Co. LLC in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION beginning on page 55 of the SAI is hereby deleted and replaced with the following:

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Mid Core Value Fund and provides day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund.  The fees for the Mid Core Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

The information regarding Lord, Abbett & Co. LLC’s management of the Large Cap Value Fund in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 59 of the SAI is hereby deleted.

The information regarding Wells Capital Management Incorporated in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION beginning on page 53 of the SAI is hereby deleted and replaced with the following:

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and provides day-to-day investment management services to the Funds.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds.  Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company.  For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000.  For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

The information regarding Wells Capital Management Incorporated’s management of the Index 500 Fund in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 67 of the SAI is hereby deleted.

10.                               Changes With Respect to the Emerging Markets Equity Fund

The information included in the last paragraph under the heading Independence Capital Management, Inc. in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION on page 53 of the SAI is hereby deleted and replaced with the following:

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

The information regarding Van Kampen Asset Management in the sub-section entitled Investment Advisory Services in the section entitled GENERAL INFORMATION on page 56 of the SAI is hereby deleted and replaced with the following:

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund.  Van Kampen has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Van Kampen, on a monthly basis, an advisory fee based on average daily net assets of the Fund.  The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000.  Van Kampen compensates MSIM Company from the investment advisory fee paid to Van Kampen by ICMI.

11.                              Changes with Respect to Proxy Voting Policies and Procedures

The exhibit index included on page A-1 of Appendix A of the SAI is hereby deleted and replaced with the following:

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund(s)
A	Independence Capital Management, Inc.

Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund

B	OppenheimerFunds, Inc.	Large Cap Value Fund
C	Oppenheimer Capital LLC	Small Cap Growth Fund
D	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
E	Heitman Real Estate Securities LLC	REIT Fund
F	Lord, Abbett & Co. LLC	Mid Core Value Fund
G	Neuberger Berman Management Inc.	Mid Cap Value Fund
H	T. Rowe Price Associates, Inc.	High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund
I	Turner Investment Partners, Inc.	Mid Cap Growth Fund Large Cap Growth Fund
J	Vontobel Asset Management, Inc.	International Equity Fund
K	Wells Capital Management Incorporated	Large Core Growth Fund SMID Cap Growth Fund
L	Eaton Vance Management	Large Core Value Fund
M	AllianceBernstein L.P.	SMID Cap Value Fund
N	Van Kampen Asset Management	Emerging Markets Equity Fund
O	SSgA Funds Management, Inc.	Small Cap Index Fund Developed International Index Fund Index 500 Fund

The proxy voting policies of ABN AMRO Asset Management, Inc. and Bjurman, Barry & Associates included as Exhibit B and Exhibit C, respectively, on Appendix A of the SAI are hereby deleted and replaced with the following proxy voting policies of OppenheimerFunds, Inc. and Oppenheimer Capital LLC:

EXHIBIT B

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005) and

PROXY VOTING GUIDELINES (as of November 29, 2007)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI  (“Fund(s)”).

A.                                   Funds for which OFI has Proxy Voting Responsibility

OFI Funds.  Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”).  Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds)   Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI.  OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds).  Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures.  However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.                                   Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast.  The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative.  The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.                                   Administration and Voting of Portfolio Proxies

1.                                     Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders.   In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.                                      Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  OFI bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.                                     Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates.  To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships.   A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•                 OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•                 an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•                 a company that is a significant selling agent of OFI’s products and services solicits proxies;

•                 OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•                 OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies.  To minimize this possibility, OFI and the Committee employ the following procedures:

•                 If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•                 If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•                 If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.                                      Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security.  In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Accordingly, OFI may determine not to vote such securities.  If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.                                   Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties.  Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.                                     Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”).  Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds.  With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.                                   Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•                 any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                 any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•                  these Policies and Procedures, as amended from time to time;

•                  Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•                  Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•                  Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.                                     Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.                                     Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A.  The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede.  Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines

(dated as of November 30, 2007)

1.                                     OPERATIONAL ITEMS

Amend Quorum Requirements.

•                 Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws.

•                 Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name.

•                 Vote WITH Management

Change Date, Time, or Location of Annual Meeting.

•                 Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•                 Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business.

•                 Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

Ratifying Auditors

•                 Vote FOR Proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent.

•                  Fees for non-audit services are excessive.

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•                 Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•                 Vote AGAINST shareholder proposals asking for audit firm rotation.

•                 Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•                 Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0                              THE BOARD OF DIRECTORS

2.1                                Voting on Director Nominees

•                 Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•                  Composition of the board and key board committees

•                  Attendance at board meetings

•                  Corporate governance provisions and takeover activity

•                  Long-term company performance relative to a market index

•                  Directors’ investment in the company

•                  Whether the chairman is also serving as CEO

•                  Whether a retired CEO sits on the board

•                 WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD.  These instances include directors who:

•                  Attend less than 75% of the board and committee meetings without a valid excuse.

•                  Implement or renew a dead-hand or modified dead-hand poison pill

•                  Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•                  Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•                  Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•                  Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•                  Enacted egregious corporate governance policies or failed to replace management as appropriate.

•                  Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•                  Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board.  (The term “public company” excludes an investment company.)

•                  Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•                 Additionally, the following should result in votes being WITHHELD (except from new nominees):

•                  If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•                  If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.  If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2                                Board Size

•                 Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•                 Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•                 Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3                                Classification/Declassification of the Board

•                 Vote AGAINST proposals to classify the board.

•                 Vote FOR proposals to repeal classified boards and to elect all directors annually.  In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4                                Cumulative Voting

•                 Vote FOR proposal to eliminate cumulative voting.

2.5                                Require Majority Vote for Approval of Directors

•                 OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6                                Director and Officer Indemnification and Liability Protection

•                 Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•                 Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•                 Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•                 Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                 The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•                 Only if the director’s legal expenses would be covered.

2.7                                Establish/Amend Nominee Qualifications

•                 Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•                 Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•                 Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8                                Filling Vacancies/Removal of Directors.

•                 Vote AGAINST proposals that provide that directors may be removed only for cause.

•                 Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•                 Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•                 Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9                                Independent Chairman (Separate Chairman/CEO)

•                 Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.  This should include all of the following:

•                 Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•                 Two-thirds independent board

•                 All-independent key committees

•                 Established governance guidelines

•                 The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.  Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10                          Majority of Independent Directors/Establishment of Committees

•                 Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent.  NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•                 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11                          Open Access

•                 Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.  (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12                          Stock Ownership Requirements

•                 Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board.  While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•                 Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•                 Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•                 Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13                          Age or Term Limits

•                 Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages.  OFI views as management decision.

3.0                              PROXY CONTESTS

3.1                                Voting for Director Nominees in Contested Elections

•                 Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•                 Long-term financial performance of the target company relative to its industry

•                 Management’s track record

•                 Background to the proxy contest

•                 Qualifications of director nominees (both slates)

•                 Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•                 Stock ownership position

3.2                                Reimbursing Proxy Solicitation Expenses

•                 Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.  In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3                                Confidential Voting

•                 Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•                 If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0                              ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1                                Advance Notice Requirements for Shareholder Proposals/Nominations.

•                 Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2                                Amend Bylaws without Shareholder Consent

•                 Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•                 Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3                                Poison Pills

•                 Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•                 Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•                 Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•                 Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4                                Shareholder Ability to Act by Written Consent

•                 Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•                 Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5                                Shareholder Ability to Call Special Meetings

•                 Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•                 Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6                                Establish Shareholder Advisory Committee

•                 Vote WITH Management

4.7                                Supermajority Vote Requirements

•                 Vote AGAINST proposals to require a supermajority shareholder vote.

•                 Vote FOR proposals to lower supermajority vote requirements.

5.0                              MERGERS AND CORPORATE RESTRUCTURINGS

5.1                                Appraisal Rights

•                 Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2                                Asset Purchases

•                 Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                 Purchase price

•                 Fairness opinion

•                 Financial and strategic benefits

•                 How the deal was negotiated

•                 Conflicts of interest

•                 Other alternatives for the business

•                 Non-completion risk

5.3                                Asset Sales

•                 Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•                 Impact on the balance sheet/working capital

•                 Potential elimination of diseconomies

•                 Anticipated financial and operating benefits

•                 Anticipated use of funds

•                 Value received for the asset

•                 Fairness opinion

•                 How the deal was negotiated

•                 Conflicts of interest

5.4                                Bundled Proposals

•                 Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

5.5                                Conversion of Securities

•                 Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis.  When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6                                Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•                 Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•                 Dilution to existing shareholders’ position

•                 Terms of the offer

•                 Financial issues

•                 Management’s efforts to pursue other alternatives

•                 Control issues

•                 Conflicts of interest

•                 Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7                                Formation of Holding Company

•                 Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•                 The reasons for the change

•                 Any financial or tax benefits

•                 Regulatory benefits

•                 Increases in capital structure

•                 Changes to the articles of incorporation or bylaws of the company.

•                 Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                 Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•                 Adverse changes in shareholder rights.

5.8                                Going Private Transactions (LBOs and Minority Squeezeouts)

•                 Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•                 Offer price/premium

•                 Fairness opinion

•                 How the deal was negotiated

•                 Conflicts of interests

•                 Other alternatives/offers considered

•                 Non-completion risk

5.9                                Joint Venture

•                 Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•                 Percentage of assets/business contributed

•                 Percentage of ownership

•                 Financial and strategic benefits

•                 Governance structure

•                 Conflicts of interest

•                 Other alternatives

•                 Non-completion risk

5.10                          Liquidations

•                 Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•                 Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11                          Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•                 Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•                 Prospects of the combined company, anticipated financial and operating benefits

•                 Offer price (premium or discount)

•                 Fairness opinion

•                 How the deal was negotiated

•                 Changes in corporate governance

•                 Change in the capital structure

•                 Conflicts of interest

5.12                          Private Placements/Warrants/Convertible Debenture

•                 Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis.  When evaluating these proposals the invest should review:

•                 Dilution to existing shareholders’ position

•                 Terms of the offer

•                 Financial issues

•                 Management’s efforts to pursue other alternatives

•                 Control issues

•                 Conflicts of interest

5.13                          Spinoffs

•                 Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•                 Tax and regulatory advantages

•                 Planned use of the sale proceeds

•                 Valuation of spinoff

•                 Fairness opinion

•                 Benefits to the parent company

•                 Conflicts of interest

•                 Managerial incentives

•                 Corporate governance changes

•                 Changes in the capital structure

5.14                          Value Maximization Proposals

•                 Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.  These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15                          Severance Agreements that are Operative in Event of Change in Control

•                 Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0                              STATE OF INCORPORATION

6.1                                Control Share Acquisition Provisions

•                 Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•                 Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•                 Vote FOR proposals to restore voting rights to the control shares.

6.2                                Control Share Cashout Provisions

•                 Vote FOR proposals to opt out of control share cashout statutes.

6.3                                Disgorgement Provisions

•                 Vote FOR proposals to opt out of state disgorgement provisions.

6.4                                Fair Price Provisions

•                 Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•                 Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5                                Freezeout Provisions

•                 Vote FOR proposals to opt out of state freezeout provisions.

6.6                                Greenmail

•                 Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•                 Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7                                Reincorporation Proposals

•                 Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•                 Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8                                Stakeholder Provisions

•                 Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9                                State Anti-takeover Statutes

•                 Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0                              CAPITAL STRUCTURE

7.1                                Adjustments to Par Value of Common Stock

•                 Vote FOR management proposals to reduce the par value of common stock.

7.2                                Common Stock Authorization

•                 Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•                 Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•                 Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3                                Dual-Class Stock

•                 Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•                 Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•                 It is intended for financing purposes with minimal or no dilution to current shareholders

•                 It is not designed to preserve the voting power of an insider or significant shareholder

7.4                                Issue Stock for Use with Rights Plan

•                 Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5                                Preemptive Rights

•                 Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights.  In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6                                Preferred Stock

•                 Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•                 Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•                 Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                 Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•                 Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•                 Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7                                Pledge of Assets for Debt (Generally Foreign Issuers)

•                 OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%.  Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8                                Recapitalization

•                 Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•                 More simplified capital structure

•                 Enhanced liquidity

•                 Fairness of conversion terms

•                 Impact on voting power and dividends

•                 Reasons for the reclassification

•                 Conflicts of interest

•                 Other alternatives considered

7.9                                Reverse Stock Splits

•                 Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•                 Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•                 Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10                          Share Purchase Programs

•                 Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11                          Stock Distributions: Splits and Dividends

•                 Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12                          Tracking Stock

•                 Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0                              EXECUTIVE AND DIRECTOR COMPENSATION

8.1                                Equity-based Compensation Plans

•                 Vote compensation proposals on a CASE-BY-CASE basis.

•                 In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity.  OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•                 Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.  Also WITHHOLD votes from the Compensation Committee members.

8.2                                Director Compensation

•                 Examine compensation proposals on a CASE-BY-CASE basis.  In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity.  OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•                 Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•                 Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.3                                Bonus for Retiring Director

•                 Examine on a CASE-BY CASE basis.  Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4                                Cash Bonus Plan

•                 Consider on a CASE-BY-CASE basis.  In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5                                Stock Plans in Lieu of Cash

•                 Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•                 Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•                 Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6                              [Reserved]

8.7                                Management Proposals Seeking Approval to Reprice Options

•                 Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

8.8                                Employee Stock Purchase Plans

•                 Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•                 Votes FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85% of fair market value

•                  Offering period is 27 months or less

•                  The number of shares allocated to the plan is 10% or less of the outstanding shares

•                 Votes AGAINST employee stock purchase plans where any of the following apply:

•                  Purchase price is at least 85% of fair market value

•                  Offering period is greater than 27 months

•                  The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9                                Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•                 Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•                 Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•                 Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•                 Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10                          Employee Stock Ownership Plans (ESOPs)

•                 Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11                          Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•                 Vote WITH MANAGEMENT.

8.12                          401(k) Employee Benefit Plans

•                 Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13                          Shareholder Proposals Regarding Executive and Director Pay

•                 Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•                 Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•                 Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•                 Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•                 Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14                        Performance-Based Stock Options

•                 Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•                 The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•                 The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15                        Pay-for-Performance

•                 Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance.  In evaluating the proposals, the following factors will be analyzed:

•                 What aspects of the company’s short-term and long-term incentive programs are performance driven?

•                 Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•                 What type of industry does the company belong to?

•                 Which stage of the business cycle does the company belong to?

8.16                          Golden Parachutes and Executive Severance Agreements

•                 Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•                 Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•                  The parachute should be less attractive than an ongoing employment opportunity with the firm

•                  The triggering mechanism should be beyond the control management

•                  The amount should not exceed three times base salary plus guaranteed benefits

8.17                          Pension Plan Income Accounting

•                 Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18                          Supplemental Executive Retirement Plans (SERPs)

•                 Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•                 Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.19                          Claw-back of Payments under Restatements

•                 Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•                 The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•                 The nature of the proposal where financial restatement is due to fraud

•                 Whether or not the company has had material financial problems resulting in chronic restatements

•                 The adoption of a robust and formal bonus/equity recoupment policy

•                 If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•                 If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0                              SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

                                               In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

EXHIBIT C

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled.  Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority.  In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party.  The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.                                        Proxy Voting Guidelines

A.  Proxy Guidelines.  The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1).  The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions.  The Proxy Guidelines address routine as well as significant matters commonly encountered.  However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B.  Client Instructions to Vote in a Particular Manner.  Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C.  Cost-Benefit Analysis Involving Voting Proxies.  The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

D.  Share Blocking.  The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.  Securities on Loan.  Registered investment companies (“client”) that are advised or sub-advised by the Company may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns and to contract with the securities lending agent of its choice.  The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, the Company will use reasonable efforts to request that the client or the client’s designee recall the loaned securities for voting if the Company has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.(1)

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations.  Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.  Case-by-Case Proxy Determinations.  With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.                                    Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.                                Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and

(1)  Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies.  The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases.  In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

Procedures.  The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest.  The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies.  For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.               Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.               Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.               Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.               Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.               Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.               Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.                             Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise.  In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote.  If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.                                 Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary.  All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.               Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;

2.               Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

3.               Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

4.               Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.                             Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request.  In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.                         Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts.  Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative.  Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.                     Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients.  The Company must maintain the following records relating to proxy voting:

1.               Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.               Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.               A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.               A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.               A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast.  The Company may maintain the records electronically.  The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf.  As such, the Proxy Provider must provide a copy of the records promptly upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.